EXHIBIT 24

                           POWER OF ATTORNEY FOR 10K

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.



                                              /s/ LARRY J. ALEXANDER
                                                  Larry J. Alexander


                               POWER OF ATTORNEY

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.



                                              /s/ BRADY F. CARRUTH
                                                  Brady F. Carruth

                               POWER OF ATTORNEY

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.



                                              /s/ CLARENCE C. COMER
                                                  Clarence C. Comer

                               POWER OF ATTORNEY

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.



                                              /s/ GARY L. FORBES
                                                  Gary L. Forbes

                               POWER OF ATTORNEY

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.



                                              /s/ W.D. HAWKINS
                                                  W.D. Hawkins

                               POWER OF ATTORNEY

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.



                                              /s/ JAMES H. LIMMER
                                                  James H. Limmer

                               POWER OF ATTORNEY

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.



                                              /s/ THOMAS E. SMITH
                                                  Thomas E. Smith

                               POWER OF ATTORNEY

        WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Annual Report;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of April, 1996.

                                              /s/ HUGH N. WEST
                                                  Hugh N. West